Second Quarter 2015 Earnings Conference Call August 3, 2015 NASDAQ: EPIQ www.epiqsystems.com Exhibit 99.2

Forward Looking Statements
& Use of Non-GAAP Measures
This presentation includes forward-looking statements. These forward-looking statements include, but are not limited to any projection or expectation of earnings, revenue or other financial items; the plans, strategies and objectives of management for future operations; factors that may affect our operating results; new products or services; the demand for our products and services; our ability to consummate acquisitions, successfully integrate them into our operations and achieve expected synergies; future capital expenditures; effects of current or future economic conditions or performance; industry trends and other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing.  These forward-looking statements are based on our current expectations.  In this press release, we make statements that plan for or anticipate the future.  Forward-looking statements may be identified by words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “may,” “estimated,” “goal,” “objective,” “seeks,” and “potential” and variations of these words and similar expressions or negatives of these words.  Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, provide a “safe harbor” for forward-looking statements.  Because forward-looking statements involve future risks and uncertainties, listed below are a variety of factors that could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in our forward-looking statements.  These factors include (1) failure to keep pace with technological changes and significant changes in the competitive environment, (2) risks associated with cyber-attacks, interruptions or delays in services at data centers, (3) risks of errors or failures of software or services, (4) interruptions or delays in service at data centers we utilize for delivery of our services, (5) undetected errors in, and failure of operation of, software products releases, (6) our reliance on third-party hardware and software, (7) failure of our financial, operating and information systems to operate as intended, (8) our inability to attract, develop and retain executives and other qualified employees, (9) risks associated with the integration of acquisitions into our existing business operations, (10) risks associated with our international operations, (11) lack of protection of our intellectual property through patents and formal copyright registration, (12) risk of litigation against us for infringement of proprietary rights, (13) material changes in the number of bankruptcy filings, class action filings or mass tort actions each year, or changes in government legislation or court rules affecting these filings, (14) any material non-cash write-downs based on impairment of our goodwill, (15) fluctuations in our quarterly results that could cause fluctuations in the market price of our common stock, (16) our inability to maintain compliance with debt covenant ratios, (17) risks associated with indebtedness and interest rate fluctuations, (18) risks associated with provisions of our articles of incorporation that prevent a takeover of Epiq, (19) overall strength and stability of general economic conditions, both in the United States and in the global markets, (20) the impact of our current review process of strategic alternatives, and (21) other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. In addition, there may be other factors not included in our Securities and Exchange Commission filings that may cause actual results to differ materially from any forward-looking statements. We undertake no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law.
This presentation includes the following non-GAAP financial measures: (i) adjusted net income (net loss adjusted for amortization of acquisition intangibles, share-based compensation, intangible asset impairment expense, acquisition and related expense, one-time technology expense, loan fee amortization, litigation expense, timing of recognition of expense, reorganization expense, loss on disposition of assets, strategic review expense and the effect of tax adjustments that are outside of Epiq Systems’ anticipated effective tax rate, all net of tax), (ii) adjusted earnings per share, calculated as adjusted net income on a fully diluted per share basis, and (iii) adjusted EBITDA (net loss adjusted for depreciation and amortization, share-based compensation, intangible asset impairment expense, acquisition and related expense, one-time technology expense, net expense related to financing, litigation expense, timing of recognition of expense, reorganization expense, loss on disposition of assets, strategic review expense and provision for (benefit from) income taxes).
Income taxes typically represent a complex element of a company’s income statement and effective tax rates can vary widely between different periods.  Epiq Systems uses an approximate statutory tax rate of 40% to reflect income tax effects in the presentation of its adjusted net income and adjusted net income per share. Utilization of an approximate statutory tax rate for presentation of the non-GAAP measures is done to allow a consistent basis for investors to understand financial performance of the company across historical periods.
Although Epiq Systems reports its results using GAAP, Epiq Systems also uses non-GAAP financial measures when management believes those measures provide useful information for its shareholders.  These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations and to allow a comparison with other companies, many of whom use similar non-GAAP financial measures to supplement their GAAP results.  Certain items are excluded from these non-
GAAP financial measures to provide additional comparability measures from period to period.  These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies.  These non-GAAP financial measures are reconciled in the accompanying tables to the most directly comparable measures as reported in accordance with GAAP, and should be viewed in addition to, and not in lieu of, such comparable financial measures.

Q2 2015 Earnings Conference Call

(1)  A non-GAAP measure, refer to page 8 for reconciliation to most directly comparable GAAP measure.
(2)  A non-GAAP measure, refer to page 9 for reconciliation to most directly comparable GAAP measure.
(3)  A non-GAAP measure, refer to page 10 for calculation.
Second Quarter 2015 Financial Results
(In millions, except share count and
per share data)
(Unaudited)
Three months ended
June 30, 2015
Three months ended
June 30, 2014
Technology Segment Operating Revenue
$93.2
$78.5
Bankruptcy & Settlement Administration Segment
Operating Revenue
$37.4
$36.9
Total Operating Revenue
$130.6
$115.4
Net Loss
($3.2)
($3.4)
Net Loss Per Diluted Share
($0.09)
($0.10)
Adjusted EBITDA
(1)
$24.7
$24.7
Adjusted Net Income
(2)
$6.7
$7.4
Adjusted Earnings Per Share (EPS) (Diluted)
(3)
$0.18
$0.21
Adjusted Diluted Shares (in thousands)
37,119
35,765
Net Cash from Operating
Activities
$24.1
$19.6

Q2 2015 Earnings Conference Call

(In thousands) (Unaudited)
June
30,
2015
Dec 31, 2014
Cash and Cash Equivalents
$18,916
$54,226
Trade Accounts Receivable, Net
148,158
117,854
Property and Equipment, Net
78,910
70,579
Goodwill
478,970
404,187
Other Intangibles, Net
55,795
29,605
Indebtedness
410,652
313,481
Equity
322,840
324,937
Selected Balance Sheet Data

Q2 2015 Earnings Conference Call

(In thousands) (Unaudited)
Six months ended
June 30, 2015
Six months ended
June 30, 2014
Net Loss
($1,508)
($5,717)
Non-cash Adjustments to Net Loss
Depreciation and Amortization
25,758
24,241
Other, Net
11,731
5,615
Changes in Operating Assets and Liabilities, Net
Trade Accounts Receivable
(14,958)
6,907
Other, Net
6,908
(12,276)
Net Cash Provided by Operating Activities
27,931
18,770
Cash from Operating Activities

Q2 2015 Earnings Conference Call

Segment Operating Results
Technology
Operating Revenue
(In millions)
Technology
Bankruptcy and
Settlement Administration
Operating
Revenue
Adjusted
EBITDA
Operating
Revenue
Adjusted
EBITDA
Q2 2015
$93.2
$24.0
$37.4
$9.5
Q2 2014
$78.5
$20.5
$36.9
$13.9
Bankruptcy & Settlement Administration
Operating Revenue

2015 Financial Guidance
•
Current guidance estimates for fiscal year 2015, which include the acquisition of Iris
Data Services, have not changed from the first quarter.
•
Guidance
estimates
may
be
updated
in
future
periods
as
conditions
permit
(1)
.
2015E
Operating Revenue
$500 -
$520
million
Adjusted EBITDA
$109 -
$115 million
Adjusted EPS
$0.90 -
$0.96
(1)
This guidance includes a number of assumptions based on current facts and expectations, which are subject to change.
Q2 2015 Earnings Conference Call

Q2 2015 Earnings Conference Call

(In thousands) (Unaudited)
Q2 2015
Q2 2014
Net Loss
($3,241)
($3,419)
Plus:
Depreciation and Amortization Expense
14,308
12,421
Share-based Compensation Expense
5,305
737
Intangible Asset Impairment Expense
1,162
-
Acquisition and Related Expense
(1)
1,710
211
One-time Technology Expense
(2)
-
1,532
Expense Related to Financing, Net
(3)
5,383
3,767
Litigation Expense, Net
(4)
17
1,457
Reorganization Expense
(5)
790
9,267
(Gain) Loss on Disposition of Assets
(31)
351
Strategic Review Expense
632
-
Benefit from Income Taxes
(1,322)
(1,626)
Adjusted EBITDA
24,713
24,698
(1)
Acquisition and related expense includes one-time costs associated with acquisitions and fair value adjustments to contingent consideration.
(2)
One-time technology related costs associated with security and consolidation of data centers from acquisitions.
(3)
Expense related to financing is net of interest income.
(4)
Litigation expense related to significant one-time matters.
(5)
Expenses primarily related to one-time charges for post-employment benefits.
Adjusted EBITDA
Reconciliation

Q2 2015 Earnings
Conference Call

(In thousands, except per share data) (Unaudited)
Q2 2015
Q2 2014
Net Income (Loss)
($3,241)
($3,419)
Plus (net of tax
(1)
):
Amortization of Acquisition Intangibles
2,886
1,900
Intangible Asset Impairment Expense
697
-
Share-based
Compensation
Expense
3,183
442
Acquisition and Related Expense
(2)
1,029
163
One-time Technology Expense
(3)
-
919
Loan Fee Amortization and Write-off
631
219
Litigation Expense, Net
(4)
147
1,016
Reorganization Expense
(5)
474
5,560
(Gain) Loss on Disposition of Assets
(19)
210
Strategic Review Expense
379
-
Effective Tax Rate Adjustment
(6)
503
392
Adjusted Net Income
$6,669
$7,402
Adjusted
Earnings
Per
Share
–
Diluted
$0.18
$0.21
(1)
Individual adjustments are calculated using a tax rate of 40%.
(2)
Acquisition and related expense includes one-time costs associated with acquisitions and fair value adjustments to contingent consideration.
(3)
One-time technology related costs associated with security and consolidation of data centers from acquisitions.
(4)
Litigation expense related to significant one-time matters.
(5)
Expenses primarily related to one-time charges for post-employment benefits.
(6)
The effective tax rate adjustment reflects a non-GAAP provision for income taxes at a tax rate of 40%.
Adjusted Net Income
Reconciliation

Q2 2015 Earnings Conference Call

(In thousands, except per share data) (Unaudited)
Q2 2015
Q2 2014
Net Loss
($3,241)
($3,419)
Basic Weighted Average Shares
36,536
35,365
Adjustment to reflect share-based awards
-
-
Diluted Weighted Average Shares
(1)
36,536
35,365
Net
Loss
Per
Share
–
Diluted
($0.09)
($0.10)
Adjusted Net Income
$6,669
$7,402
$0.18
$0.21
(1)
Diluted weighted average shares outstanding for the three months ended June 30, 2015 and 2014 exclude the dilutive impact of options outstanding due to the GAAP net loss reported for the respective periods.
Diluted Adjusted Earnings Per Share Calculation
Adjusted Earnings Per Share – Diluted

Investor Contacts Kelly Bailey Epiq Systems (913) 621-9500 IR@epiqsystems.com Chris Eddy Catalyst Global (212) 924-9800 epiq@catalyst-ir.com NASDAQ: EPIQ www.epiqsystems.com